EXHIBIT 32.1

CERTIFICATION

L. Patrick Gage, Chief Executive Officer, and Andrew L. Guggenhime, Senior Vice President and Chief Financial Officer, of PDL BioPharma, Inc. (the “Registrant”), each hereby certifies in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on his knowledge:

(1) the Quarterly Report on Form 10-Q/A for the quarter ended June 30, 2007 of the Registrant, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 will be provided to the Securities and Exchange Commission or its staff upon request.

Dated: November 14, 2007

/s/ L. Patrick Gage
L. Patrick Gage
Chief Executive Officer (Principal Executive Officer)

/s/ Andrew L. Guggenhime
Andrew L. Guggenhime
Senior Vice President and Chief Financial Officer (Principal Financial Officer)